UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2018

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SAExploration Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2018 the board of directors (the “Board”) of the SAExploration Holdings, Inc. (the “Company”) approved and adopted, subject to effectiveness, the Company’s amendment to the Amended and Restated 2018 Long Term Incentive Plan (the “LTIP Amendment”), the administration of which has been delegated by the Board to the Compensation Committee of the Board (the “Compensation Committee”). On October 16, 2018, the Company received written consent (the “Consent”) from the holders (the “Consenting Stockholders”) of a majority of the shares of common stock, par value $0.0001 (the “Common Stock”) then outstanding approving and adopting, subject to effectiveness, the LTIP Amendment (as well as other corporation actions described below in Item 5.07 to this Current Report on Form 8-K). The LTIP Amendment was approved by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law and Section 2.12 of the Company’s Second Amended and Restated By-laws (as amended, the “By-laws”), which permit any action that may be taken at a meeting of the Company’s stockholders to be taken by written consent by the holders of the number of shares of Common Stock required to approve the action at a meeting at which all shares entitled to vote were present and voted. Pursuant to rules adopted by the Securities and Exchange Commission (the “Commission”), a preliminary Information Statement on Schedule 14C (the “Information Statement”) has been filed with the Commission and a definitive Information Statement will be sent to stockholders who did not execute the written consent approving the LTIP Amendment. The LTIP Amendment will become effective twenty calendar days following the date that the definitive Information Statement is sent.

Purpose of Amendment

The SAExploration Holdings, Inc. 2018 Long-Term Incentive Plan was originally adopted by the Company’s Board of Directors and the Company’s stockholders on January 26, 2018, and it was amended and restated as adopted by the Board of Directors and the Company’s stockholders effective as of September 13, 2018. The purpose of the LTIP Amendment is to adjust the amounts of shares of Common Stock that are issuable for grants of awards, including MIP Awards (as defined in the Amended and Restated 2018 LTIP). The adjustments reflect the Company’s recent 20-for-1 reverse stock split as well as the Convertible Notes Transaction, as described below.

Amendment to Section 5 – Grants of Awards; Shares Subject to the Plan; Limitations

Subject to adjustment to reflect certain corporate transactions or changes in the Company’s capital structure, the shares that may be issued pursuant to awards will be the Common Stock subject to the following limitations: an aggregate of 2,750,000 shares of Common Stock for issuance under the Amended and Restated 2018 LTIP (a decrease from 35,000,000 shares to reflect the reverse stock split and to prevent dilution related to the Convertible Notes Transaction), which includes 1,791,056 shares of Common Stock (a decrease from 27,562,430 shares to reflect the reverse stock split and to prevent dilution related to the Convertible Notes Transaction) for issuance in respect of MIP Awards, which is equal to ten percent (10%) of the aggregate number of shares of Common Stock issued and outstanding on a fully diluted basis after giving effect to dilution from full conversion of any of the Company’s securities convertible into shares of Common Stock, including the Convertible Notes (the “MIP Reserve”). No more than 5,000 shares of Common Stock may be granted in respect of incentive stock options under the LTIP Amendment to any single participant during any single calendar year (a decrease from 100,000 shares to reflect the reverse stock split).

The summary of the LTIP Amendment set forth in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the text of the LTIP Amendment, a form of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On October 16, 2018, the Consenting Stockholders executed the Consent to (1) ratify and confirm (A) the previously disclosed terms of the Company’s offering, issuance and sale (the “Convertible Notes Transaction”) of 6.00% Senior Secured Convertible Notes due 2023 (the “Convertible Notes”) and (B) the participation in the Convertible Notes Transaction of Mr. Jeff Hastings, the Company’s chairman of the Board and chief executive officer (the “Officer Participation”), (2) amend the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 (the “Share Increase”) and (3) approve the LTIP Amendment, as described above in Item 5.02.

The ratification and confirmation of the Convertible Notes Transaction and Officer Participation and approval of the Charter Amendment reflecting the Share Increase and LTIP Amendment were made by stockholder written consent pursuant to Section 228 of the Delaware General Corporation Law and Section 2.12 of the Company’s By-laws, which permit any action that may be taken at a meeting of the Company’s stockholders to be taken by written consent by the holders of the number of shares of Common Stock required to approve the action at a meeting at which all shares entitled to vote were present and voted. All necessary corporate approvals in connection with the Convertible Notes Transaction, Officer Participation and adoption of the Charter Amendment, Share Increase and LTIP Amendment have been obtained.

The Consenting Stockholders who executed the Consent collectively beneficially owned 1,489,311 shares of the outstanding Common Stock as of October 16, 2018. As of such date, there were 2,915,703 shares of the Common Stock outstanding. No payment was made to any person or entity in consideration of execution of the Consent.

Pursuant to rules adopted by the Commission, a preliminary Information Statement on Schedule 14C (the “Information Statement”) has been filed with the Commission and a definitive Information Statement will be sent to stockholders who did not execute the Consent ratifying and confirming the Convertible Notes Transaction and Officer Participation and approving the Charter Amendment reflecting the Share Increase and LTIP Amendment. The LTIP Amendment will become effective twenty calendar days following the date that the definitive Information Statement is sent, and the Charter Amendment will be filed and become effective twenty calendar days following the date that the definitive Information Statement is sent, or as soon thereafter as is reasonably practicable.

The LTIP Amendment is described under Item 5.02. The Company will file a description of the Charter Amendment reflecting the Share Increase on a subsequent Current Report on Form 8-K, upon the effectiveness of the Charter Amendment.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Amendment to Amended and Restated 2018 Long-Term Incentive Plan, adopted by the Board of Directors on October 12, 2018 and by Consenting Common Stockholders on October 16, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2018 SAExploration Holdings, Inc.

By: /s/ Brent Whiteley

Name: Brent Whiteley

Title: Chief Financial Officer, General Counsel and Secretary

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